UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2005

FLEXTRONICS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore	018989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Flextronics International USA, Inc. Amended and Restated Deferred Compensation Plans

On December 22, 2005, the Compensation Committee of the Board of Directors of Flextronics International Ltd. (the “Company”) approved amendments to existing deferred compensation plans (described below) in order to satisfy certain requirements of the Internal Revenue Code under Section 409A relating to deferred compensation.

The Flextronics International USA, Inc. 2005 Senior Executive Deferred Compensation Plan was initially approved by the Compensation Committee on July 7, 2005. Michael McNamara, the Company’s Chief Operating Officer, and Thomas J. Smach, the Company’s Chief Financial Officer are eligible to participate in the Flextronics International USA, Inc. Amended and Restated 2005 Senior Executive Deferred Compensation Plan. The Flextronics International USA, Inc. Amended and Restated 2005 Senior Executive Deferred Compensation Plan is attached as Exhibit 10.01.

The Flextronics International USA, Inc. Special Deferred Compensation Plan was initially approved by the Compensation Committee on May 18, 2004. Michael Marks, the Company’s Chief Executive Officer, is the only eligible participant in the Flextronics International USA, Inc. Amended and Restated Special Deferred Compensation Plan. The Flextronics International USA, Inc. Amended and Restated Special Deferred Compensation Plan is attached as Exhibit 10.02.

Executive Compensation

On December 22, 2005, the Company’s Compensation Committee approved the annual base salaries of two of the Company’s executive officers after a review of performance and competitive market data. Michael McNamara, who has been appointed to serve as the Company’s Chief Executive Officer effective January 1, 2006, will receive a base salary of $1,000,000 beginning January 1, 2006. Thomas J. Smach, the Company’s Chief Financial Officer, will receive a base salary of $650,000 beginning January 1, 2006.

This portion of Item 1.01 also amends Item 5.02 of the Report on Form 8-K filed by the Company on May 18, 2005, relating to the appointment of Mr. McNamara as Chief Executive Officer.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

10.01	Flextronics International USA, Inc. Amended and Restated Senior Executive Deferred Compensation Plan

10.02	Flextronics International USA, Inc. Amended and Restated Special Deferred Compensation Plan

10.03	Compensation Arrangement between Flextronics International Ltd. and Michael McNamara and Thomas J. Smach

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flextronics International Ltd.

Date: December 23, 2005	By:	/s/ THOMAS J. SMACH
Thomas J. Smach
Chief Financial Officer